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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 13, 2004
                        (Date of earliest event reported)

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                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                 __ Written communications pursuant to Rule 425
                   under the Securities Act (17 CFR 230.425)

                 __ Soliciting material pursuant to Rule 14a-12
                   under the Exchange Act (17 CFR 240.14a-12)

          __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 Item 7.01.  Regulation FD Disclosure.

     On December 13, 2004, Transaction Systems Architects, Inc. issued a press release announcing that its Board of Directors has approved a stock repurchase program authorizing the Company to acquire up to $80 million of its Class A Common Stock. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 7.01 of Form 8-K.









                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: December 13, 2004                By:        /s/ Dennis P. Byrnes
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                                                     Dennis P. Byrnes
                                                  Senior Vice President,
                                              General Counsel and Secretary

                                  EXHIBIT INDEX

       Exhibit
       Number     Description

         99.1     Press Release, dated December 13, 2004.